                                                EDISON INTERNATIONAL
                                              2004 Long-Term Incentives
                                                Terms and Conditions

Long-term  incentives (LTI) for the year 2004 for eligible persons (Holders) at Edison  International  (EIX) or its participating  affiliates (the Companies, or individually,  the Company) include (i) EIX nonqualified stock options to purchase  EIX Common  Stock (EIX  Options) to be awarded  under the Equity  Compensation  Plan (ECP) or the 2000
Equity Plan  (collectively,  the Plans),  (ii)  dividend  equivalents  to be awarded  under the ECP payable in cash credited for the number of shares of EIX Common Stock covered by the EIX Options  awarded  (Dividend  Equivalents), and (iii)  contingent EIX performance  units, 50% of which will be payable as Stock Grants under the ECP and 50% of which  will be payable in cash  outside  of the Plans  (Performance  Shares),  with  related  dividend  equivalents payable in cash (PS Dividends).  The LTI are subject to the following terms and conditions:

1.  PRICE
The  exercise  price of an EIX  Option  stated in the award  certificate  is the  average of the high and low sales prices of EIX Common Stock on the New York Stock Exchange for the effective date of the award.

2.  VESTING
(a) The EIX Options and Dividend  Equivalents  vest over a four-year period as described in this Section 2 (Vesting
Period).  The initial  vesting date will be January 2nd of the year following the date of the grant,  or six months after the date of the grant,  whichever  date is later.  The EIX  Options  and  Dividend  Equivalents  will vest as follows:

o    On the initial vesting date, one-fourth will vest.
o    On January 2, 2006, an additional one-fourth will vest.
o    On January 2, 2007, an additional one-fourth will vest.
o    On January 2, 2008, the balance will vest.

(b) The vested portions of the EIX Options will  accumulate to the extent not exercised,  and be exercisable by the
Holder  subject to the  provisions of Section 3, in whole or in part, in any  subsequent  period but not later than
January 2,  2014.  The vested  portions of the Dividend  Equivalents  will  accumulate to the extent not exercised, and be paid as provided in Section 4.

(c) The  Performance  Shares  and  related PS  Dividends  will vest and  become  payable  to the  extent  earned as determined at the end of the  three-calendar-year  period  commencing on January 1, 2004,  and ending  December 31,
2006 (Performance Period), subject to the provisions of Section 5.

(d) If, during the EIX Option term or the  Performance  Period,  the Holder  terminates  employment on or after (A)
attaining  age 65 or (B)  attaining age  55 with five  "years of  service,"  as that term is  defined in the Edison
401(k)  Savings  Plan,  or (C)  such  earlier  date that  qualifies  the Holder for  retirement  under any  Company retirement  plan,  then the vesting and exercise  provisions  of this Section 2(d) will apply.  The EIX Options and
Dividend  Equivalents  will  continue to vest as scheduled.  Once vested,  EIX Options will remain  exercisable  as provided in Section 3 for the  remainder  of the  original EIX Option term.  Vested  Dividend  Equivalents  will be exercisable as provided in Section 4. The  Performance  Shares and PS Dividends  will vest to the extent  necessary to cause the number of vested  Performance  Shares and related PS  Dividends  to equal the product of 1/36th of the number of Performance  Shares and related PS Dividends  granted  multiplied by the number of full months of service the Holder has completed  during the  Performance  Period.  Performance  Shares and PS Dividends will be payable to the  Holder on such pro rata basis on the  payment  date to the extent of the EIX total  shareholder  return  (TSR)
ranking achieved as specified in Section 5(a).

Any fractional  EIX Options or Performance  Shares vested under this Section 2(d) will be rounded to the next whole number.

(e) If, during the EIX Option term or the Performance  Period, the Holder's  employment  terminates due to death or permanent  and total  disability,  the  provisions  of this Section  2(e) will apply.  Any unvested EIX Options and
Dividend  Equivalents  will vest.  The EIX Options will be  exercisable  as provided in Section 3 for the remainder of the original EIX Option  term.  The Dividend  Equivalents  will be  exercisable  to the full extent  provided in
Section 4. The  Performance  Shares and  related PS  Dividends  will be vested on a pro rata basis as  provided  in
Section  2(d).  The  Performance  Shares and  related PS  Dividends  will be payable to the Holder on such pro rata basis on the payment  date  specified  in Section 5(d) to the extent of the EIX total  shareholder  return  ranking achieved as provided in Section 5(a). Any  fractional  EIX Options or Performance  Shares vested under this Section
2(e) will be rounded to the next whole number.

(f) Upon involuntary  termination of employment not for cause during the Vesting Period or Performance  Period, the provisions  of this Section 2(f) shall apply.  Unvested EIX Options will vest to the extent  necessary to cause the aggregate  number of shares  subject to vested EIX Options  (including any shares  acquired  pursuant to previously exercised EIX Options) to equal the product of 1/48th of the number of shares  granted  multiplied by the number of full months of service the Holder has  completed  during the Vesting  Period,  except that one  additional  year of vesting  credit will apply.  The Holder will have one year  following the date of  termination in which to exercise the EIX  Options,  or until the end of the  option  term,  whichever  occurs  earlier,  except  that if the  holder qualifies for  retirement  the EIX Options will be  exercisable  for the remainder of the original EIX Option term.
The Dividend  Equivalents  will be vested on a pro-rata  basis as described  above with respect to the EIX Options, including  the  additional  year of  vesting  credit.  The  Dividend  Equivalents  will be paid one year  after the termination date or at the end of the original  five-year term,  whichever occurs earlier.  The Performance  Shares and  related  PS  Dividends  will be vested on a pro rata  basis as  provided  in  Section  2(d),  except  that one additional  year of vesting  credit will apply.  Such vested  Performance  Shares and related PS Dividends  will be payable to the Holder on the payment  date  specified  in Section  5(d) to the extent of the EIX total  shareholder return  ranking  achieved  as provided in Section  5(a).  For  purposes  of these  terms and  conditions  only,  an involuntary  termination  of employment  will be deemed to occur on the date the Holder's  employing  Company is no longer a member of the EIX controlled  group of corporations as defined in Section 1563(a) of the Internal  Revenue
Code,  regardless of whether  Holder's  employment  continues with that entity or a successor entity outside of the
EIX controlled  group.  Any  fractional  EIX Options or  Performance  Shares vested under this Section 2(f) will be rounded up to the next whole number.

(g) Upon  termination  of  employment  during the EIX  Option  term for any reason  other than those  specified  in
Section  2(d),  (2(e) or 2(f),  only  those EIX  Options  that have  vested  as of the  prior  vesting  date may be exercised,  and they may only be exercised  within 180 days  following the date of termination or by the end of the applicable  EIX Option  term,  if that date is earlier.  If such  termination  occurs  while  Dividend  Equivalents remain  outstanding,  any  Dividend  Equivalents  vested  as of the  prior  vesting  date  remaining  unpaid on the termination  date  will be paid  within 30 days  following  the date of  termination.  If such  termination  occurs during the  Performance  Period,  none of the  Performance  Shares and PS Dividends  will vest.  Any fractional EIX
Options will be rounded up to the next whole share.

(h)  Notwithstanding  the foregoing,  in the event of a "Change in Control of EIX" as defined in Appendix A hereto, outstanding EIX Options and Dividend  Equivalents  will vest. The EIX Options and Dividend  Equivalents will remain exercisable  for a period of 2 years if EIX Common Stock  remains  outstanding  after the Change in Control of EIX, or until the end of their respective terms if earlier.  If EIX Common Stock does not remain  outstanding  after the
Change in Control of EIX,  and the EIX Options  and  Dividend  Equivalents  are not  replaced  by new owners,  cash payout for unexercised EIX Options and Dividend Equivalents will occur.  Upon a Change in Control of EIX,  all  outstanding  Performance  Shares and PS  Dividends  will vest and be paid in cash.  The amount of the  Performance  Share  payment will equal the greater of (i) the value of the target number of  shares  and  dividends  equivalents  under the  award,  or (ii) the  value of the  number of shares  and dividend  equivalents  that  would be paid  assuming  the  Performance  Period  ended on the date of the  Change in
Control of EIX and based on actual  performance  through  that date.  Any  fractional  EIX  Options or  Performance
Shares vested under this Section 2(h) will be rounded up to the next whole number.

3.  EIX OPTION EXERCISE
(a) The  Holder may  exercise  an EIX  Option by  providing  written  notice to EIX on the form  prescribed  by the
Administrator  for this purpose  accompanied by full payment of the applicable  exercise price.  Payment must be in cash or its  equivalent  acceptable  to EIX.  At the  discretion  of the  Holder,  EIX Common  Stock  valued on the exercise  date at a per share price equal to the  average of the high and low sales  prices of EIX Common  Stock on the New York Stock Exchange may be used to pay the exercise  price,  provided the Company can comply with any legal requirements.  A  broker-assisted  "cashless"  exercise may be  accommodated  for EIX Options at the  discretion of
EIX.  Until  payment  is  accepted,  the Holder  will have no rights in the  optioned  stock.  EIX  Options  may be exercised at any time after they have vested  through  January 2, 2014,  except as  otherwise  provided in Sections
2(d), 2(e), 2(f), 2(g), 2(h) and 8.

(b) The Holder agrees that any  securities  acquired by him or her hereunder are being  acquired for his or her own account for investment and not with a view to or for sale in connection with any  distribution  thereof and that he or she  understands  that such  securities  may not be sold,  transferred,  pledged,  hypothecated,  alienated,  or otherwise  assigned or disposed of without either  registration under the Securities Act of 1933 or compliance with the exemption provided by Rule 144 or another applicable exemption under such act.

(c) The Holder will have no right or claim to any specific  funds,  property or assets of the Companies as a result of the award.

4.  DIVIDEND EQUIVALENTS
A  Dividend  Equivalents  account  will be  established  on behalf  of the  Holder.  During  the  five-year  period commencing  January 2, 2004, for each dividend paid on EIX Common Stock after the date of grant,  this account will be  credited  with the amount of  dividends  that would have been paid on the number of shares of EIX Common  Stock covered by the Holder's  corresponding  EIX Option award except as provided below.  The Dividend  Equivalents  will be  credited  on the  ex-dividend  date for EIX  Options  held on that date  unless  the  Dividend  Equivalent  has previously been paid or terminated.  Dividend  Equivalents will accumulate in this account without  interest.  Once vested,  the  Dividend  Equivalents  will be paid in cash upon the  earlier of (i) the request of the Holder at any time prior to January 2,  2008, regardless of whether the corresponding EIX Option is exercised,  (ii) the exercise or  termination  of the  corresponding  EIX Option,  or (iii) January 2, 2009.  Upon payment or  termination of the
Dividend  Equivalent,  no further Dividend  Equivalents will accrue as to the corresponding EIX Option, even if the
EIX Option remains  outstanding  and  exercisable.  The Dividend  Equivalents  are subject to termination and other conditions specified in Sections 2(d), 2(e), 2(f), 2(g), 2(h) and 8.

5.  PERFORMANCE SHARES AND PS DIVIDENDS
(a) Performance  Shares are EIX Common  Stock-based units subject to a performance  measure based on the percentile ranking of EIX total  shareholder  return  (TSR)  compared to the TSR for each stock  comprising  the  Philadelphia
Utility Index,  deleting AES  Corporation  and adding Sempra Energy,  over all of the  Performance  Period.  TSR is calculated  using a 20-day  trading  average on the  measurement  date. A target number of  contingent  Performance
Shares will be awarded.  The Performance Shares include PS

Dividends  that will  accumulate  on the target  number of  Performance  Shares  awarded and be paid as provided in
Section  5(c).  The actual  amount of  Performance  Shares and PS  Dividends  to be paid will depend on the EIX TSR percentile  ranking on the measurement  date. The target number of Performance  Shares and accumulated PS Dividends will be paid if the EIX TSR rank is at the 50th  percentile.  Payment  may  range  from  nothing  if the EIX TSR is below the 40th  percentile to three times the target number of Performance  Shares and  accumulated PS Dividends if the EIX TSR  percentile  ranking is at the 90th  percentile  or higher.  The payment  multiples for the various EIX
TSR rankings are as follows:

                        -------------------------------------------------------------
                                         Performance Share Payment
                        ------------------------------- -----------------------------
                                 EIX TSR Rank               Payment Multiple(1)
                        ------------------------------- -----------------------------
                         At or Above 90th Percentile              3 times
                        ------------------------------- -----------------------------
                           75th to 89th Percentile         Between 2 and 3 times
                        ------------------------------- -----------------------------
                           50th to 74th Percentile         Between 1 and 2 times
                        ------------------------------- -----------------------------
                           40th to 49th Percentile        Between 0.25 and 1 times
                        ------------------------------- -----------------------------
                            Below 40th Percentile                 0 times
                        ------------------------------- -----------------------------
                           (1) The payment multiple is interpolated for performance
                           between the points indicated on a straight-line basis.

(b) The performance  measurement  date will be the last business day of the Performance  Period.  On that date, the applicable  payment  multiple  will be  determined  using the table above based on the EIX TSR  percentile  ranking achieved during the Performance Period.

(c) A PS Dividend  account will be  established  and credited with an amount equal to each dividend that would have been paid during the Performance  Period on the number of shares of EIX Common Stock  equivalent to Holder's target
Performance  Share award.  The PS Dividends will be credited on the ex-dividend  date and will  accumulate  without interest.  The PS Dividend  payment will be determined by multiplying  the amount  accumulated in the account as of the measurement date by the TSR payment multiple determined under section 5(a).

(d)  Each  Performance  Share  earned  will be  worth  one  share  of EIX  Common  Stock.  One-half  of the  earned
Performance  Shares will be paid in EIX Common Stock as a Stock  Payment  under the ECP, and any  fractional  share will be paid in cash.  The  remaining  one-half of the earned  Performance  Shares will be paid in cash.  The value of each  Performance  Share paid in cash will be equal to the average of the high and low sales prices per share of
EIX Common  Stock on the New York  Stock  Exchange  for the  measurement  date.  The PS  Dividends  will be paid in cash.  The shares of EIX Common  Stock and the cash  payable  for the earned  Performance  Shares and PS  Dividends will be delivered  within 30 days  following  the end of the  Performance  Period.  The  Performance  Shares and PS
Dividends are subject to termination and other  conditions  specified in Sections 2(d),  2(e), 2(f), 2(g), 2(h) and 8.

6.  DELAYED PAYMENT OR DELIVERY OF LTI GAINS
Notwithstanding  the terms of any LTI,  Holders who are eligible to defer salary under the EIX  Executive  Deferred
Compensation  Plan (EDCP) may  irrevocably  elect to  alternatively  exercise  all or part of any vested EIX Option pursuant to the terms of the Option Gain Deferral  Program (OGDP),  and/or may  irrevocably  elect to defer receipt of all or a part of the cash portion of any Dividend  Equivalents or Performance  Shares and PS Dividends  pursuant to the  terms of the EDCP.  To make  such an  election,  the  Holder  must  submit a signed  agreement  in the form approved by the  Administrator  at least six months prior to the expiration date of the EIX Option,  or the payment date of a Dividend  Equivalent or  Performance  Share.  An EIX Option or Dividend  Equivalent  may not be exercised for six months thereafter except under

the  limited  circumstances  specified  in the OGDP or the EDCP.  Any  subsequent  exercises  or  payments  will be subject to the terms, conditions and restrictions of the OGDP or the EDCP, as applicable.

7.  TRANSFER AND BENEFICIARY
(a)  The LTI  will  not be  transferable  by the  Holder.  During  the  lifetime  of the  Holder,  the LTI  will be exercisable  only by him or her. The Holder may  designate a beneficiary  who,  upon the death of the Holder,  will be entitled to exercise the then vested  portion of the LTI during the remaining  term subject to the provisions of the Plans and these  terms and  conditions.  To the extent an LTI,  or any portion  thereof,  is ordered  paid to a third party pursuant to court order,  levy, or any other assessment  imposed by legal authority,  a cash award will be substituted by EIX for such portion otherwise payable in EIX stock, rounded up to the next whole share.

(b)  Notwithstanding  the foregoing,  EIX Options of the CEOs of EIX,  Edison Mission Energy,  Edison Capital,  and
Southern  California Edison Company,  and the EVPs of EIX are transferable to a spouse,  children or grandchildren, or trusts or other vehicles  established  exclusively for their benefit.  Any transfer request must specifically be authorized  by EIX in  writing  and  shall be  subject  to any  conditions,  restrictions  or  requirements  as the administrator may determine.

8.  TERMINATION OF LONG TERM INCENTIVES
(a) In the event of  termination  of the  employment  of the Holder for any reason  other than those  specified  in
Section 2(d), 2(e) or 2(f), the LTI will terminate as follows:  (i) the Holder's  unvested EIX Options and Dividend
Equivalents  will  terminate  for no value on the date such  employment  terminates,  (ii) the Holder's  vested EIX
Options  will  terminate  for no value 180 days from the date on which such  employment  terminated,  and (iii) the
Holder's Performance Shares and PS Dividends will be forfeited for no value.

(b)  If a  Holder's  employment  terminates  for a  reason  identified  in  Section  2(d),  the  Holder's  unvested
Performance  Shares and PS Dividends (after  application of the vesting  provisions of Section 2(d)) will terminate for no value on the date of such employment termination.

(c) If a Holder's  employment  terminates for a reason  identified in Section 2(e) or 2(f),  the Holder's  unvested
EIX  Options,  Dividend  Equivalents,  Performance  Shares  and PS  Dividends  (after  application  of the  vesting provisions of Section 2(e) or 2(f)) will terminate for no value on the date of such employment termination.

(d) The LTI, or any portion  thereof,  may be terminated if EIX elects to substitute  cash awards as provided under
Section 13 or in  conjunction  with a change in control as  described  in Section  2(h).  Any EIX Option  remaining outstanding on January 2, 2014 will terminate for no value.

9.  ENGAGING IN COMPETITION WITH EIX OR ITS AFFILIATES
In the event that a Holder who is at the level of Senior Vice  President  or above  "competes"  (as defined  below)
with any of the Companies prior to, or during the six-month period  following,  any exercise of an EIX Option,  the
Committee,  in its sole  discretion,  may rescind such exercise within two years after such exercise.  In the event of any such  rescission,  the Holder shall pay to EIX, or the Company by which Holder is or was last employed,  the amount of any gain realized as a result of the rescinded  exercise in such manner and on such terms and  conditions as the  Committee  may require,  and EIX or such  Company  shall be entitled to set-off the amount of any such gain against any amount owed to the Holder by EIX or such  Company.  For  purposes of this  Section 9,  "compete"  shall mean the Holder's  rendering of services for any  organization,  or engaging directly or indirectly in any business that  competes with the business of EIX or any of the  Companies  without the prior written  consent of the General
Counsel of EIX.

10.  TAXES
EIX will have the right to retain and withhold  the amount of taxes  required by any  government  to be withheld or otherwise deducted and remitted with respect to the exercise or payment of any LTI.  EIX has elected to  substitute  a cash award for the  lowest  number of whole  shares of Common  Stock  otherwise  issuable pursuant  to the LTI having a fair  market  value on the  payment  date equal to the fair  market  value of the LTI multiplied  by the  applicable  federal and state tax  withholding  rates,  less any cash received and not deferred from payment of the LTI on the payment date.

11.  CONTINUED EMPLOYMENT
Nothing in the award  certificate  or these Terms and  Conditions  will be deemed to confer on the Holder any right to continue in the employ of EIX or an EIX  affiliate  or  interfere  in any way with the right of the  employer to terminate his or her employment at any time.

12.  NOTICE OF DISPOSITION OF SHARES AND SECTION 16
(a)  Holder  agrees  that if he or she  should  dispose  of any shares of stock  acquired  on the  exercise  of EIX
Options,  including a  disposition  by sale,  exchange,  gift or transfer of legal title within six months from the date such shares are transferred to the Holder, the Holder will notify EIX promptly of such disposition.

(b) If an LTI is granted to a person who later becomes  subject to the  provisions of Section 16 of the  Securities
Exchange Act of 1934, as amended  (Section 16), the LTI will  immediately and  automatically  become subject to the requirements of Rule 16b-3(d) and/or 16b-3(e) (Rule) and may not be exercised,  paid or transferred  until the Rule has been satisfied.  In its sole discretion,  the  Administrator  may take any action to assure compliance with the requirements  of the Rule,  including  withholding  delivery to Holder (or any other  person) of any security or of any other  payment in any form until the  requirements  of the Rule have been  satisfied.  The Secretary of EIX may waive  compliance  with the  requirements of the Rule if he or she determines the transaction to be exempt from the provisions of paragraph (b) of Section 16.

13.  AMENDMENT
The LTI are subject to the terms of the Plans as amended from time to time.  EIX  reserves the right to  substitute cash awards  substantially  equivalent  in value to the LTI. The LTI may not  otherwise be restricted or limited by any Plan amendment or termination approved after the date of the award without the Holder's consent.

14.  FORCE AND EFFECT
The  various   provisions   herein  are  severable  in  their  entirety.   Any   determination   of  invalidity  or
unenforceability  of any one  provision  will have no effect on the  continuing  force and effect of the  remaining provisions.

15.  GOVERNING LAW
The terms and conditions of the LTI will be construed under the laws of the State of California.

16.  NOTICE
Unless waived by EIX, any notice  required under or relating to the LTI must be in writing,  with postage  prepaid, addressed to: Edison International, Attn: Corporate Secretary, P.O. Box 800, Rosemead, CA 91770.

EDISON INTERNATIONAL

/S/ BEVERLY P. RYDER
-------------------------------------------
BEVERLY P. RYDER
Vice President and Corporate Secretary

                                                    APPENDIX A
                                  2004 LONG-TERM INCENTIVES TERMS AND CONDITIONS

                                                 CHANGE IN CONTROL

"Change in Control of EIX" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

         (a) Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of EIX) becomes the Beneficial Owner, directly or indirectly, of securities of EIX representing thirty percent (30%) or more of the combined voting power of EIX's then outstanding securities.  For purposes of this clause, "Person" shall not include one or more underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from EIX with a view towards distribution.

         (b) On any day after the date of grant (the "Reference Date") Continuing Directors cease for any reason to constitute a majority of the Board.  A director is a "Continuing Director" if he or she either:

             (i)      was a member of the Board on the applicable Initial Date (an "Initial Director"); or

             (ii)     was elected to the Board, or was nominated for election by EIX's shareholders, by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

             A member of the Board who was not a Director on the applicable Initial Date shall be deemed to be an Initial Director for purposes of clause (b) above if his or her election, or nomination for election by EIX's shareholders, was approved by a vote of at least two-thirds (2/3) of the
             Initial Directors (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office.

             "Initial Date" means the later of (A) the date of grant or (B) the date that is two (2) years before the Reference Date.

         (c) EIX is liquidated; all or substantially all of EIX's assets are sold in one or a series of related transactions; or EIX is merged, consolidated, or reorganized with or involving any other corporation, other than a merger, consolidation, or reorganization that results in the voting securities of EIX outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)
             more than fifty percent (50%) of the combined voting power of the voting securities of EIX (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.  Notwithstanding the foregoing, a bankruptcy of EIX or a sale or spin-off of an
             EIX Affiliate (short of a dissolution of EIX or a liquidation of substantially all of EIX's assets, determined on an aggregate basis) will not constitute a Change in Control of EIX.

         (d) The consummation of such other transaction that the Board may, in its discretion in the circumstances, declare to be a Change in Control of EIX for purposes of the Plans.